SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 9, 2002




                        CITIZENS COMMUNICATIONS COMPANY
             (Exact name of Registrant as specified in its charter)


            Delaware                      001-11001              06-0619596
  (State or other jurisdiction          (Commission           (I.R.S. Employer
       of incorporation)                File Number)         Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut 06905
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 614-5600
               (Registrant's Telephone Number, Including Area Code)



                           No Change Since Last Report
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events.

          Citizens Communications today provided 2002 guidance for its rural local exchange carrier (RLEC) and competitive local exchange carrier
          (CLEC) operations.

Item 7.   Financial Statements, Exhibits

          (c) Exhibits

          99.1 Press Release of Citizens Communicaitons Company released January 9, 2002 providing 2002 guidance for its rural local exchange carrier
          (RLEC) and competitive local exchange carrier (CLEC) operations.

                                          Citizens Communications
                                          3 High Ridge Park
                                          Stamford, CT 06905
                                          203.614.5600
                                          Web site: www.czn.net

FOR IMMEDIATE RELEASE

Contact:
Donald B. Armour
Vice President, Finance
(203) 614-5124
darmour@czn.com

               CITIZENS COMMUNICATIONS PROVIDES GUIDANCE FOR 2002

STAMFORD, Conn., Jan. 9, 2002 - Citizens Communications (NYSE: CZN, CZB) today provided 2002 guidance for its rural local exchange carrier (RLEC) and competitive local exchange carrier (CLEC) operations. Guidance for the company's 2.5-million access lines RLEC business is revenue of $2.1 billion; Adjusted EBITDA (operating income plus depreciation and amortization), before restructuring expenses, of $1.09 billion; capital expenditures of $437.5 million; interest expense of $420.0 million; and free cash flow of $232.5 million.

For Electric Lightwave, Inc. (NASDAQ: ELIX), a CLEC that is 85 percent owned by Citizens Communications, 2002 guidance is revenue of $250.0 million; Adjusted EBITDA of $22.0 million; and capital expenditures of $75.0 million.

About Citizens Communications
Citizens Communications serves 2.5 million telephone access lines in 24 states. Citizens owns approximately 85 percent of Electric Lightwave, Inc., a facilities-based, integrated communications provider that offers a broad range of services to telecommunications-intensive businesses in the West. More information on Citizens can be found at www.czn.net. This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements (including oral representations) are only predictions or statements of current plans that are constantly under review by the company. All forward-looking statements may differ from actual results because of, but not limited to, changes in the local and overall economy, changes in market conditions for debt and equity securities, the nature and pace of technological changes, the number and effectiveness of competitors in the company's markets, success in overall strategy, changes in legal or regulatory policy, changes in legislation, the company's ability to identify future markets and successfully expand existing ones, the mix of products and services offered in the company's target markets, the effects of acquisitions and dispositions and the ability to effectively integrate businesses acquired. These important factors should be considered in evaluating any statement contained herein and/or made buy the company or on its behalf. The foregoing information should be read in conjunction with the company's filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. The company does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances. ###

                                    SIGNATURE
                                    ---------




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                         CITIZENS COMMUNICATIONS COMPANY
                         -------------------------------
                                  (Registrant)




                         By: /s/   Donald Armour
                            -----------------------
                            Donald Armour
                            Vice President, Finance and Treasurer



Date: January 9, 2002